SCHEDULE 14A
                                 (RULE 13a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL,  FOR  USE  OF  THE   COMMISSION   ONLY   (AS   PERMITTED   BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      SYMPHONY TELECOM INTERNATIONAL, INC.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid: None

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: None

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:  March ____, 2001

                [Symphony Telecom International, Inc. Letterhead]

                                 April 25, 2001

Dear Shareholder:

         On behalf of the Board of Directors and management of Symphony Telecom International, Inc. (the "Company"), I invite you to our Annual Meeting (the "Meeting") of Shareholders to be held on April 30, 2001, 2:00 p.m. EDT at the Company's headquarters offices at 41 George Street South, Brampton, Ontario, Canada. L6Y 2E1.

         I encourage the Company's shareholders to take an active role in the Company's affairs. You are invited to join us for refreshments, as well as a tour of our new headquarters building. I hope that it will be possible for you to attend. At the Annual Meeting you will be asked to consider and approve the following proposals (the "Proposal"):

         (1) The election of directors;

         (2) To increase the number of directors  from three to five members;

         (3) Ratification of the selection of Gerstel, Rosen & Simonet, LLC as the Company's independent auditors;

         (4) A corporate reorganization, the principal features of which include transferring the Company's legal domicile from Utah to Delaware, changing the Company's name to Symphony Telecom Corp. and authorizing preferred stock;

         (5) The adoption of the Company's 2001 Stock Option and Incentive Plan for Key Employees, Consultants, and Professional Service Providers; and

         (6) All other matters as may be brought before such Meeting.

         The meeting also will include an update of our key business milestones for the last year and discussion of our vision and plan for the coming years.

         The Board of Directors has approved the Proposals and determined that they are advisable, fair to and in the best interests of the shareholders of the Company. The Board of Directors recommends that you vote FOR approval of the Proposals.

         Approval of Porposal 1 will require a plurality of the votes cast by the shares entitled to vote in the election, with each share of Common Stock of the Company entitled to one vote. Approval of Proposals 2-6 will require the affirmative vote of the holders of a majority of the votes cast, with each share of Common Stock of the Company entitled to one vote.

         Details of the Proposals are set forth in the attached proxy statement. Please give this material your careful attention.

         I strongly encourage you to ensure that your shares are represented at the Annual Meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope as soon as possible.

                                                  Yours sincerely,

                                                   /s/ Gilles A. Trahan
                                                   -----------------------------
                                                   Gilles A. Trahan
                                                   Chairman & CEO

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                     Notice of Annual Meeting of Shareholder
                            to be held April 30, 2001

          To the Shareholders of Symphony Telecom International, Inc.:

         PLEASE TAKE NOTICE that the Annual Meeting of the Shareholders of Symphony Telecom International, Inc. will be held on Monday, April 30, at the offices of the Company, located at 41 George Street South, Brampton, Ontario, Canada L6Y 2E1. The meeting will convene at 2:00 PM EDT for the following purposes:

         1.   For the election of directors;

         2.   To increase  the number of directors from three to five;

         3.   To   ratify  the  selection  of  Gerstle,  Rosen  &  Simonet  LLC,
              Certified Public Accountants, as independent auditor for fiscal year ended June 30, 2001;

         4. To ratify a Merger Agreement and Plan of Reorganization approved by the Board of Directors on February 12, 2001, which provides, inter alia, for the change of the Company's legal domicile from Utah to Delaware; authorization of preferred stock; and the change in the name of the Company to Symphony Telecom Corp.;

         5. To adopt the Company's 2001 Stock Option and Incentive Plan for Key Employees, Consultants, and Professional Service Providers; and

         6. The transaction of such other business as may properly come before this meeting.

         The transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 30, 2001 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/Daniel G. Cullen
                                          -----------------------------------
                                          Daniel G. Cullen
                                          Secretary

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                             41 George Street South
                        Brampton, Ontario, Canada L6Y 2E1

                                 PROXY STATEMENT

                          Mailing Date: April 25, 2001

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2001


DATE; TIME AND PLACE; MATTERS TO BE CONSIDERED

         The following information is furnished to shareholders of Symphony Telecom International, Inc. ("Symphony" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Shareholders to be held on Monday, April 30, 2001 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

         Any Symphony shareholder has the power to revoke his Proxy before its exercise at the Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Daniel G. Cullen, 41 George Street South, Brampton, Ontario, Canada L6Y 2E1, prior to the Meeting; (2) giving written notice of revocation to the Secretary at the Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Meeting of a stockholder who has executed and delivered a valid Proxy will not revoke such a Proxy.

         There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

         This proxy statement will be transmitted to shareholders on or about April 15, 2001.

The Board of Directors has approved the PROPOSALS and determined that they are advisable, fair to and in the best interests of the shareholders of the Company. The Board of Directors recommends that you vote FOR approval of the PROPOSALS.

RECORD DATE; QUORUM AND VOTING AT THE MEETING

         The voting securities of the Company consist of shares of its Class A common stock, $.001 par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on May 14, 2001 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote. Cumulative voting is not allowed. The number of shares outstanding of the Common Stock at the close of business on May 14, 2001 was 19,443,809 shares.

         The holders of record of one third of the outstanding shares of the Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

         A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issue.

REVOCATION OF PROXIES AND VOTING INSTRUCTIONS

         A holder of Common Stock of the Company may revoke a proxy card given pursuant to this solicitation at any time before the proxy card is voted by returning a subsequently dated proxy card to the Secretary of the Company, by filing an instrument in writing with the Secretary of the Company revoking the proxy card, or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy card.

         Holders of Common Stock of the Company who are entitled to revoke their proxy card may do so via facsimile at (905) 457-5506. Any beneficial owner of Common Stock of the Company whose shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to revoke should contact the registered holder promptly and instruct the registered holder to revoke on his behalf. There can be no assurance that the registered holder will have sufficient time prior to the Meeting to deliver a revocation upon instruction by the beneficial owner.

PROXY SOLICITATION

         The Company will pay its own expenses incurred in connection with this Proxy Statement and the Meeting, including the disbursements of legal counsel and accountants. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, facsimile or other means of communication. The directors, officers and employees will not be additionally compensated, but will be reimbursed for reasonable out-of-pocket expenses, in connection with their solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by the custodians, nominees and fiduciaries, and the Company will reimburse the custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meeting three (3) directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select.

         DIRECTORS,   EXECUTIVE   OFFICERS,   PROMOTERS  AND  CONTROL   PERSONS;
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The following table sets forth the names of the Board of Directors' nominees for election as directors and sets forth the names of all executive officers and advisory board members. Also set forth is certain other information with respect to each such person's age, principal occupation(s) during the past five years and positions currently held with the Company.

Name                         Age       Position
----                         ---       --------

Gilles Trahan                29        CEO, Treasurer and Director
Daniel G. Cullen             55        President, COO, Secretary and Director
Ross Campbell                68        Nominee

         The Board of Directors of the Company is comprised of only one class of directors. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are appointed by the Board of Directors and hold office until their successors are duly elected and qualified.

Directors
---------

Gilles A. Trahan. Mr. Trahan is the Chairman of the Board, Treasurer and Chief Executive Officer of the Company. His experience has primarily evolved around investment banking practices. He was involved in real estate as a developer of commercial properties since 1991 and has served as President and CEO of Lexton Fuller Corp, an investment Banking firm in Toronto, Canada where his responsibilities included the structuring of corporate financing, mergers, and acquisitions. He was instrumental in the creation of Symphony Telecom, Inc.

Daniel G. Cullen, P. Eng. Mr. Cullen is the Director, President and Chief Operating Officer of the Company. He obtained his engineering degree from the University of Waterloo in 1970 He was employed by Bell Canada, Computer
Communications Group, as a design engineer and subsequently with Northern Telecom (Nortel Networks) where he enjoyed a 20 year career in product management, sales and marketing management. Thereafter he was president of Comtel Canada Inc., a venture providing business telecommunications systems, software and engineering services into Saudi Arabia, concurrently founded a telecommunications software Company providing PC-based switches to the emerging long distance resellers, and, with the advent of equal access in Canada, became President of InteleLink, an alternative long distance service provider.

Ross Campbell. Mr. Campbell retired from Nortel Networks in 1992 after a distinguished 37 year career. Commencing as Engineering Department Manager Mr. Campbell headed the introduction of PCM equipment in Northern Electric Company and the conversion of carrier systems from tubes to solid state devices. From 1967 to 1974 he was Operations Manager for Netas in Istanbul, a Nortel joint venture with the Turkish PTT. He served as Division General Manager for the Analog and Radio Division manufacturing voice frequency transmission equipment and digital microwave radio including the world's first 64QUAM system; Group Vice President for transmission with global responsibility within Nortel for all transmission systems including the introduction of fibre optic systems; Group Vice President Subscriber Equipment, which included divisions responsible for development and manufacturing of PBX (SL-1, Meridian 1), key systems (Norstar), and telephone terminals; Executive Vice President, Administration, Bell Northern Research; and executive Vice President, Northern Telecom Canada, where he was responsible for all headquarters functions including Personnel. Manufacturing Engineering, Purchasing, Legal and Public Relations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE FOREGOING NOMINEES.

BOARD AND COMMITTEE MEETINGS

         At the first meeting of directors held after the annual general meeting, the Company will establish a compensation committee which consists of all of the Directors of the Company then elected. The Compensation Committee is responsible for setting the annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the other executive officers of the Company and recommends to the Board, from time to time, the amount and form of all compensation of executive officers of the Company and its subsidiaries. Compensation for 2000 was determined by the current Board of Directors. The Board of Directors for 2000 consisted of Mr. Trahan and Mr. Cullen.

         The Company will establish an audit committee which will consist of all of the Directors of the Corporation then elected. The audit committee is responsible for contracting the audit firm, review of reports and correspondence with the firm, resolution of any issues on the year-end and quarterly reports, and to insure the highest of quality and integrity of the reporting to the shareholders.

         In the event that the shareholders voting at the Annual General Meeting Ratify the 2001 Stock Option and Incentive Plan for Key Employees, Consultants, and Professional Service Providers (the "Plan"), the Company will establish a Stock Option Committee, as required by the Plan, which will consist of all of the Directors then elected. The Stock Option Committee is responsible for setting the annual and long-term performance goals for the Key Employees of the Company (as defined in the Plan) and certain other persons, evaluating their performance against these goals, and recommending the extent of each person's participation in the Plan.

MANAGEMENT

         All of the Company's executive officers are elected or appointed by the directors to serve a term of one year or until their successors are elected or appointed and qualified. The officers of the corporation to be elected by the directors shall be elected at the first meeting of directors held after the annual general meeting. The following table sets forth certain information with respect to the executive officers of the Company:

Name                 Age    Position
----                 ---    --------

Gilles Trahan        29     CEO, Treasurer, Chief Executive Officer and Director
Daniel G. Cullen     55     President, Chief Operating Officer, Secretary and
                            Director

See Election of Directors for biographical information.


EXECUTIVE COMPENSATION

         The following table shows the annual compensation for the officers of Symphony Telecom International, Inc.:

                                                                         Securities
                                                    Restricted Stock     Underlying          All other
Name and Principal Position     Year    Salary($)     Award(s) ($)     Options/SARs(#)    Compensation(s)
---------------------------     ----    ---------   ----------------   ---------------    ---------------
Gilles A. Trahan                2000     $ 8,275           $0                ___                $0
Chairman of the                 2001     $80,400
Board, C.E.O.

Daniel Cullen,                  2000     $20,689           $0                ___                $0
Director,                       2001     $80,400
President


         All compensation and other arrangements between the Company and its officers and directors are to be approved by the Compensation Committee. Directors are compensated 10,000 shares of restricted common stock annually, and reimbursed for reasonable out-of-pocket travel and related expenses.

COMPENSATION COMMITTEE REPORT

         At present the executive officers of the Company, Gilles A. Trahan and Daniel G. Cullen, do not have employment contracts with the Company. Employment contracts will be reviewed at the first meeting of the Compensation Committee after the Monday, April 30, 2001 meeting.

AUDIT REPORT

         The entire Board of Directors which consists of Mr. Trahan and Mr. Cullen oversees the responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Board of Directors:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Board of Directors determined that the audited financial statements should be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000, as filed with the Securities and Exchange Commission.

AUDIT FEES

         Gerstle, Rosen & Simonet LLC billed the Company $82,845 for the audit of the Company's annual financial statements for the past fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB. Gerstle, Rosen & Simonet LLC performed no other services for the Company during the past fiscal year.

OWNERSHIP OF SHARES

         The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of April 15, 2001, by each Director of the Company, each executive officer of the Company, all directors and executive officers as a group, and each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock. Percentage of ownership is based on 19,443,809 shares of common stock issued and outstanding as of May 14, 2001

  Directors and Executive Officers    Shares Owned    Percentage of Total Issued
-----------------------------------   ------------    --------------------------

Gilles Trahan                           4,000,000               20.6%

Daniel G. Cullen                        4,000,000               20.6%

All current directors and Executive     8,000,000               41.1%
officers of the Company as a group
(2 persons)

Five Percent Shareholders
-------------------------

Fidelity Merchant Bank & Trust          1,000,000                5.1%
#5 Frederick St.
Box CB 12337

         (1) Information is supplied based upon identity as a shareholder of record without any verification of beneficial ownership, which may or may not apply as to the identified party.

                       PROPOSAL 2: EXPANSION OF THE BOARD

         The Board of Directors further recommends that the number of Directors of the corporation for the following year be set at five (5) directors and that the three directors elected at the meeting be authorized to seek suitable candidates and to elect directors, to fill the vacancies so created, to hold office until the next annual general meeting of the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EXPANSION OF THE BOARD.

              PROPOSAL 3: RATIFICATION OF THE SELECTION OF AUDITORS

         The Board of Directors recommends that the shareholders ratify the selection of Gerstle, Rosen & Simonet LLC, Certified Public Accountants, to auditors for the Company for its fiscal year ended June 30, 2001. Representative of Gerstle, Rosen & Simonet LLC are expected to be present at the Meeting to respond to shareholders' questions and will have the opportunity to make a statement if they so desire. The ratification of the appointment of the auditors must be approved by a majority of the shares represented and entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTED AUDITORS.

         PROPOSAL 4: PROPOSED REINCORPORATION OF THE COMPANY IN DELAWARE

INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Delaware (the "Reincorporation"). In order to accomplish the Reincorporation, the Company proposes to merge with and into its wholly-owned subsidiary, Symphony Telecom Corp., a Delaware corporation ("SYMY Delaware"). Under the terms of the merger, SYMY Delaware will be the surviving corporation, and all shareholders of the Company will automatically become stockholders of SYMY Delaware. The certificate of incorporation and by-laws of SYMY Delaware will become the governing instruments of the surviving corporation. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders because it will allow the Company to benefit from the greater measure of flexibility and predictability in corporate governance afforded by Delaware law.

         In the judgement of the Board of Directors, the change of Company's corporate name is desirable in view of the proposed reincorporation of the Company in Delaware.

         The name change will become effective upon the filing with the acceptance by the Delaware Secretary of State of the Certificate of Merger, which will occur on or about May 15, 2001.

EFFECTIVE DATE OF REINCORPORATION

         The Reincorporation will become effective upon the filing with and acceptance by the Delaware Secretary of State of the Certificate of Merger, which is expected to be on or about May 15, 2000, unless the Reincorporation is extended or abandoned by the Company.

THE MERGER

         SYMY Delaware will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Information Statement as Exhibit A, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, SYMY Delaware will continue to exist in its present form under the name "Symphony Telecom International Inc." and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, SYMY Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of SYMY Delaware will be comprised of the same individuals who presently are members of the Board of Directors of the Company. It is anticipated that the directors of SYMY Delaware will elect as officers of SYMY Delaware the same individuals who presently serve as officers of the Company. The rights of stockholders and the corporate affairs of SYMY Delaware will be governed by the Delaware General Corporation Law ("DGCL") and by the certificate of incorporation and bylaws of SYMY Delaware, instead of the Utah Revised Business Corporation Act and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents". The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of SYMY Delaware are available for inspection by shareholders of the Company at the principal offices of the Company located 41 George Street South Brampton, Ontario, Canada L6Y2E1, (905) 457-4300.

         The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares of common stock, par value $.001 per share. The Certificate of Incorporation of SYMY Delaware increases the authorized number of shares of capital stock to 200,000,000 shares, of which 100,000,000 shall be designated common stock par value $.0001 per share and $1,000,000,000 par value shall be designated as preferred stock $.0001 par value per share.

         Upon the effectiveness of the Reincorporation, each outstanding share of the Company's Common Stock will be automatically converted into one fully paid and nonassessable share of the Common Stock of SYMY Delaware. Also, each share of SYMY Delaware Common Stock issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's Common Stock will represent the same number of shares of SYMY Delaware Common Stock. Certificates evidencing shares of the Company's Common Stock may be exchanged for certificates evidencing SYMY Delaware's Common Stock at any time after the Reincorporation is completed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of SYMY Delaware will be the same as the holder's basis in the corresponding share of common stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of SYMY Delaware will include the period during which the holder held the corresponding share of common stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor SYMY Delaware will recognize gain or loss as a result of the Reincorporation, and SYMY Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, SYMY Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

SECURITIES ACT CONSEQUENCES

         Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of SYMY Delaware will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

         The authorized capital stock of SYMY Delaware at the time the Reincorporation becomes effective will consist of 100,000,000 shares of common stock, par value $.0001 per share and 100,000,000 shares of preferred stocks, $0.0001 par value. As of the Record Date, 19,443,809 shares of the Company's common stock were issued and outstanding. Each share of common stock has, for all purposes, one vote per share.

         COMPARISON OF SHAREHOLDER RIGHTS OF HOLDERS OF STOCK UNDER DELAWARE AND UTAH CORPORATE LAW AND CHARTER DOCUMENTS

GENERAL

         Upon Reincorporation, the Company will change its domicile to Delaware and shall thereafter be governed by Delaware law and by the Delaware Certificate of Incorporation and the Delaware Bylaws (the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware and upon the effective date of the Articles of merger, but not prior to the filing date with the Secretary of State of Utah, the Company will cease to exist in the State of Utah and will become SYMY Delaware and the outstanding shares of the common stock of the Company will be deemed for all purposes to evidence ownership of, and to represent, shares of the common stock of SYMY Delaware. The Delaware Charter Documents will replace the Articles of Incorporation and Bylaws of the Company. If the Reincorporation is consummated, holders of the common stock of the Company (and holders of options, warrants or other securities exchangeable for or convertible into common stock of the Company) will become holders of the common stock of SYMY Delaware, which will result in their rights as stockholders being governed by the laws of the State of Delaware and the Delaware Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Delaware or the Utah and Delaware Charter Documents. The following is a summary of some of the significant rights of the holders of stock under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

AUTHORIZED CAPITAL STOCK

         The authorized capital stock of SYMY Delaware, upon closing of the merger with the Company, will consist of 100,000,000 shares of common stock, $0.0001 par value and 100,000,000 shares of preferred stocks, $0.0001 par value. Each share of the common stock of SYMY Delaware will have one vote per share, and the right to notice of stockholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common stockholders is required or requested. Stockholders will not have a right to cumulate their votes for the election of directors.

         VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

         DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights,. immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

SHAREHOLDERS' CONSENT WITHOUT A MEETING

         DELAWARE. Unless otherwise provided in the certificate of incorporation,' action requiring the vote of stockholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

         UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's original charter pre-dates July 1, 1992 and on October 10, 2000, the shareholders of the Company elected to allow shareholders to approve, ratify and effect actions of the Company by majority written shareholder consent as permitted under Utah law.

SHAREHOLDER VOTING REQUIREMENTS

         DELAWARE. The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one third of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

         UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

DISSENTERS' RIGHTS

         DELAWARE. Stockholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are stockholders of the surviving corporation and the merger did not require their approval under Delaware law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 stockholders. Appraisal rights are available in either (i),
(ii) or (iii) above. However, if the stockholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

         UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation-of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive nothing except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing. A copy of the relevant portions of Utah's Revised Business Corporation Act is attached to this Information Statement as Exhibit B.

DIVIDENDS

         DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ANTI-TAKEOVER STATUTES

         DELAWARE. Except under certain circumstances, Delaware law prohibits a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." Generally, an "interested stockholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the Board of Directors prior to the date the interested stockholder became an interested stockholder under Delaware law. Such business combinations between a corporation and an interested stockholder are prohibited unless (a) prior to the date the person became an interested director the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the stockholder became an interested stockholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially where shares held subject to the plan will be tendered;
(c) the business combination is approved by a majority of the Board of Directors and by the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or (e) the corporation has opted out of this provision. The Delaware Certificate of Incorporation opts SYMY Delaware out of this provision.

         UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled-to dissenters, rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

QUORUM OF DIRECTORS

         DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

         UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

DERIVATIVE SUITS

         DELAWARE. The plaintiff must have been a stockholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

         UTAH. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made on the Board of Directors to obtain action. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

SPECIAL MEETING OF SHAREHOLDERS

         DELAWARE. Stockholders generally do not have the right to call meetings of stockholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation falls to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder. The Delaware Bylaws permit a special meeting to be called at ally time by a majority of the Board of Directors, the Chairman of the Board, the president of SYMY Delaware, or the holders of more than fifty percent (50%) of SYMY Delaware's issued and outstanding Common Stock entitled to vote thereat.

         UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

AMENDMENTS TO CHARTER

         DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by SYMY Delaware except by such greater vote.

         UTAH. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

         DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that stockholder proposals that the proponent wishes to include in SYMY Delaware's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

         UTAH. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Utah and Delaware law provide for adjournments of shareholders, meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both Delaware and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

DIRECTORS

         DELAWARE. The Delaware Bylaws provide that the number of members of the Delaware Board shall be not less than one nor more than fifteen. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present-may adjourn any meeting from time to time until a quorum is present, The initial directors shall serve until the 2001 annual meeting of stockholders or until their successors and assigns have been duly elected and taken office. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         UTAH. The Utah Bylaws provide that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. Currently, the Company has two directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the shareholders or a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

ELECTION AND REMOVAL OF DIRECTORS

         DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of stockholders following their election. Any director, or the entire Board, may be removed with or without cause, but only by the vote of a majority of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

INSPECTION OF BOOKS AND RECORDS

         DELAWARE. Under Delaware law, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

         UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles Of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         DELAWARE. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same. circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of stockholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

         LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         DELAWARE. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate of Incorporation eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law. Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware Bylaws require SYMY Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit SYMY Delaware to advance expenses to any indemnitee, provided that the indemnitee undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose. Indemnification rights under Delaware law are not exclusive. Accordingly, SYMY Delaware's Bylaws specifically permit SYMY Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, stockholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

         UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Delaware Charter Documents and Utah Charter Documents provide that SYMY Delaware and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the corporation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF THE REORGANIZATION.

         PROPOSAL 5:  ADOPTION OF 2001 STOCK OPTION AND INCENTIVE PLAN

         On February 9, 2001, the Company's Board of Directors approved the Company's 2001 Stock Option and Incentive Plan for Key Employees, Consultants and Professional Service Providers (the "2001 Plan"). The purpose of the 2001 Plan is to advance the interests of the Company, and its subsidiaries, by providing an additional incentive to attract and retain qualified and competent providers of management and other key services upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, through the encouragement of stock purchases in the Company by such persons. The full text of the 2001 Plan appears as Exhibit B to this Proxy Statement and the description of the 2001 Plan herein is qualified by reference to Exhibit B.

DESCRIPTION OF THE 2001 PLAN

         The 2001 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 10,000,000 shares of Common Stock. The 2001 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2001 Plan. Options granted under the 2001 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

         The exercise price of incentive stock options may not be less than 33-1/3% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 2001 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 2001 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

         Subject to the limitations contained in the 2001 Plan, options granted under the 2001 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

         Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

         The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the 2001 Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the 2001 Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the 2001 Plan prior to the date of such termination.

         Options granted under the 2001 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2001 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2001 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2001 Plan is effective for ten years, unless sooner terminated or suspended.

MARKET VALUE OF UNDERLYING SECURITIES

         On April 2, 2001, the closing sale price for the Company's Common Stock on the OTC Electronic Bulletin Board was $0.28.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive stock options granted under the 2001 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

         All other options granted under the 2001 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

         The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 2001 PLAN

         All of the Company's executive officers, directors and employees of the Company and its subsidiaries will be eligible to participate in the 2001 Plan. The Company has not granted any options pursuant to the 2001 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF 2001 STOCK OPTION AND INCENTIVE PLAN.

ANNUAL REPORT TO SHAREHOLDERS

         The Annual Report to Shareholders for the fiscal year ended June 30, 2000 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

DOCUMENTS INCORPORATED BY REFERENCE

         The Company is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549; at its New York Regional Office, Suite 1300, 7 World Trade Center, New York, New York 10048; and its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of such materials can be obtained from the Public Reference Section of the Commission at its principal office in Washington, D.C., at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov.

         The Commission allows the Company to "incorporate by reference" information into this proxy statement, which means that the Company can disclose important information by referring its shareholders to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the Commission. These documents contain important information about the Company and its finances.

o    Quarterly report on Form 10-QSB for the quarter ended September 30, 2000.

o    Quarterly report on Form 10-QSB for the quarter ended December 30, 2000.

o    Annual Reports on Form 10-KSB for the fiscal year ended June 30, 2000.

SHAREHOLDER PROPOSALS

         Any interested shareholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of the Shareholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before June 30, 2001. Any stockholder so interested may do so by submitting such proposal to: Symphony Telecom International, Inc., 41 George Street South, Brampton, Ontario, Canada L6Y 2E1

PROXY SOLICITATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

         The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                     /s/Gilles A. Trahan
                                                     ---------------------------
                                                     Gilles Trahan
                                                     Chief Executive Officer

Brampton, Ontario, Canada

April 25, 2001

                                  EXHIBIT INDEX

EXHIBIT A         Agreement and Plan of Merger

EXHIBIT B         2001  Stock  Option  and  Incentive  Plan  for Key  Employees,
                  Consultants and Professional Service Providers

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.


                                      PROXY

SYMPHONY TELECOM INTERNATIONAL, INC.
41 George Street South
Brampton, Ontario, Canada L6Y 2E1
(905) 457-4300

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned hereby appoints Gilles Trahan, Daniel G. Cullen, and Mario Giangioppo or any of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of Symphony Telecom International, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Monday, May 14, 2001 at 2:00PM Eastern Standard Time at the offices of the Company at the above address and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1)      To elect as directors, the following nominees: Gilles A. Trahan; Daniel
G. Cullen; L. Ross Campbell

         [ ]    For all of the foregoing nominees
         [ ]    WITHHOLD AUTHORITY to vote for all of the foregoing nominees
         [ ]    ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To increase the number of directors of the corporation holding office for the following year from three directors.

         [ ]    Vote FOR

         [ ]    Vote AGAINST

         [ ]    ABSTAIN

(3) To ratify the selection of Gerstle, Rosen & Simonet LLC, Certified Public Accountants, as the independent auditors for the fiscal year ended June 30, 2001.

         [ ]    Vote FOR

         [ ]    Vote AGAINST

         [ ]    ABSTAIN

(4) To ratify a Merger Agreement and Plan of Reorganization approved by the Board of Directors on February 9, 2001, which provides, inter alia, for the change of the Company's legal domicile from Utah to Delaware; and the change in the name of the Company to Symphony Telecom Group, Inc.;

         [ ]    Vote FOR

         [ ]    Vote AGAINST

         [ ]    ABSTAIN

(5) To adopt the Company's 2001 Stock Option and Incentive Plan for Key Employees, Consultants, and Professional Service Providers;

         [ ]    Vote FOR

         [ ]    Vote AGAINST

         [ ]    ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated: __________                        _______________________________________
                                         Signature of Shareholder(s)


                                         _______________________________________
                                         Signature of Shareholder(s)